UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2020
Etsy, Inc.
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Item 2.02 Results of Operations and Financial Condition.

On April 2, 2020, Etsy, Inc. (“Etsy”) released an update regarding business conditions, which includes a ‘fireside chat’ conversation with Chief Executive Officer Josh Silverman and Chief Financial Officer Rachel Glaser (the “Update”). The Update is available in video format or written transcript on Etsy’s Investor Relations website (investors.etsy.com) under the events section. During the Update, Etsy reported its estimated consolidated gross merchandise sales for the quarter ended March 31, 2020, which is incorporated herein by reference, and addressed gross merchandise sales (“GMS”) trends for the first quarter of 2020 and implications for 2020 outlook related to COVID-19. In light of the macro-economic impact of COVID-19, Etsy has withdrawn its previously provided 2020 annual guidance, originally provided on February 26, 2020, which had assumed stable macro conditions.

Item 7.01 Regulation FD Disclosure.

On April 2, 2020, Etsy released the Update. A copy of the press release and transcript of the Update are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information furnished under Item 2.02 and Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated April 2, 2020.
99.2	Written transcript of the Update dated April 2, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Rachel Glaser
Rachel Glaser
Chief Financial Officer
Dated: April 2, 2020

4